UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 10, 2010

DYAX CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Technology Square Cambridge, MA 02139
(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2010, the Compensation Committee of the Board of Directors of Dyax Corp. determined the base salaries of Dyax’s principal executive officer, principal financial officer and its two other current executive officers, also known as Dyax's named executive officers, and their target bonus for 2010 expressed as a percentage of their respective base salaries.

The Compensation Committee also determined to exercise its discretion to pay its named executive officers 2009 bonuses that are 40% above their target bonus amounts, which bonuses are in recognition of FDA approval of Dyax’s Kalbitor® drug and the Company’s other achievements in 2009.

The 2009 bonuses paid and the 2010 base salaries and target bonuses for these executive officers are listed in Exhibit 10.1 and are incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits.

10.1	2010 base salaries and target bonuses for Dyax’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated:	February 17, 2010	By:	/s/ Ivana Magovčević-Liebisch
Ivana Magovčević-Liebisch
Executive Vice President Corporate
Development and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	2010 base salaries and target bonuses for Dyax’s named executive officers.

4